UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2014

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Wells Fargo Financing Facility

On February 19, 2014, FS Investment Corporation II’s (“FSIC II”) newly-formed, wholly-owned, special purpose financing subsidiary, Wissahickon Creek LLC (“Wissahickon Creek”), entered into a revolving credit facility (the “Wissahickon Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, National Association (collectively with Wells Fargo Securities, LLC, “Wells Fargo”), as the collateral agent, account bank and collateral custodian under the Wissahickon Credit Facility. The Wissahickon Credit Facility provides for borrowings in an aggregate principal amount up to $250,000,000 on a committed basis.

FSIC II may contribute cash, loans or bonds (collectively, “assets”) to Wissahickon Creek from time to time and will retain a residual interest in any assets contributed through its ownership of Wissahickon Creek or will receive fair market value for any assets sold to Wissahickon Creek. Wissahickon Creek may purchase additional assets from various sources. Wissahickon Creek has appointed FSIC II to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Wissahickon Creek’s obligations to Wells Fargo under the Wissahickon Credit Facility are secured by a first priority security interest in substantially all of the assets of Wissahickon Creek, including its portfolio of assets. The obligations of Wissahickon Creek under the Wissahickon Credit Facility are non-recourse to FSIC II.

Pricing under the Wissahickon Credit Facility is based on the London Interbank Offered Rate (“LIBOR”) for a three-month interest period, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Beginning four months after February 19, 2014, Wissahickon Creek will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wissahickon Credit Facility has not been borrowed. Any amounts borrowed under the Wissahickon Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on February 19, 2019. Wissahickon Creek paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Wissahickon Credit Facility.

Borrowings under the Wissahickon Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Wissahickon Creek varies depending upon the types of assets in Wissahickon Creek’s portfolio.

The occurrence of certain events described as “Collateral Manager Events of Default” in the credit agreement which governs the Wissahickon Credit Facility triggers (i) a requirement that Wissahickon Creek obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Wissahickon Creek to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo’s sole discretion. Collateral Manager Events of Default include non-performance of any obligation under the transaction documents by Wissahickon Creek, FSIC II, FSIC II Advisor, LLC, FSIC II’s investment adviser (the “Advisor”), or GSO / Blackstone Debt Funds Management LLC, FSIC II’s investment sub-adviser (the “Sub-Advisor”), and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Wissahickon Credit Facility.

In connection with the Wissahickon Credit Facility, Wissahickon Creek has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Wissahickon Credit Facility contains the following events of default: (a) the failure to make principal or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the Wissahickon Credit Facility; (c) the insolvency or bankruptcy of Wissahickon Creek or FSIC II; (d) the resignation or removal of FSIC II as collateral manager; (e) the failure of FSIC II to maintain an asset coverage ratio of greater than or equal to 2:1; (f) the failure of FSIC II to have a net asset value of at least $300,000,000; and (g) the failure of Wissahickon Creek to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wissahickon Credit Facility immediately due and payable. During the continuation of an event of default, Wissahickon Creek must pay interest at a default rate.

Borrowings of Wissahickon Creek will be considered borrowings of FSIC II for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to business development companies (“BDCs”).

The foregoing descriptions of the Wissahickon Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Deutsche Bank Financing Facility

On February 20, 2014, FSIC II’s newly-formed, wholly-owned, special purpose financing subsidiary, Darby Creek LLC (“Darby Creek”), entered into a revolving credit facility (the “Darby Credit Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Darby Credit Facility. The Darby Credit Facility provides for borrowings in an aggregate principal amount up to $250,000,000 on a committed basis.

FSIC II may contribute assets to Darby Creek from time to time and will retain a residual interest in any assets contributed through its ownership of Darby Creek or will receive fair market value for any assets sold to Darby Creek. Darby Creek may purchase additional assets from various sources. Darby Creek has appointed FSIC II to manage its portfolio of assets pursuant to the terms of an investment management agreement. Darby Creek’s obligations to Deutsche Bank under the Darby Credit Facility are secured by a first priority security interest in substantially all of the assets of Darby Creek, including its portfolio of assets. The obligations of Darby Creek under the Darby Credit Facility are non-recourse to FSIC II.

Pricing under the Darby Credit Facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.75% per annum. Interest is payable quarterly in arrears. Darby Creek will be subject to a non-usage fee to the extent the aggregate principal amount available under the Darby Credit Facility has not been borrowed. Any amounts borrowed under the Darby Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on February 20, 2018. Darby Creek paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Darby Credit Facility.

Borrowings under the Darby Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Darby Creek varies depending upon the types of assets in Darby Creek’s portfolio.

The occurrence of certain events described as “Investment Manager Events of Default” in the credit agreement which governs the Darby Credit Facility triggers (i) a requirement that Darby Creek obtain the consent of Deutsche Bank prior to entering into any transaction with respect to portfolio assets and (ii) the right of Deutsche Bank to direct Darby Creek to enter into transactions with respect to any portfolio assets, in each case in Deutsche Bank’s sole discretion. Investment Manager Events of Default include non-performance of any obligation under the transaction documents by FSIC II, and other events with respect to Darby Creek, FSIC II, the Advisor or the Sub-Advisor that are adverse to Deutsche Bank and the secured parties under the Darby Credit Facility.

In connection with the Darby Credit Facility, Darby Creek has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Darby Credit Facility contains the following events of default: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Darby Creek or FSIC II; (d) a change of control of Darby Creek shall have occurred; (e) the failure of Darby Creek to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Darby Credit Facility immediately due and payable. During the continuation of an event of default, Darby Creek must pay interest at a default rate.

Borrowings of Darby Creek will be considered borrowings of FSIC II for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

The foregoing descriptions of the Darby Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.5 through 10.8 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan and Servicing Agreement, dated as of February 19, 2014, by and among Wissahickon Creek LLC, as borrower, Wells Fargo Securities, LLC, as administrative agent, Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, and the other lenders and lender agents from time to time party thereto.

10.2	Purchase and Sale Agreement, dated as of February 19, 2014, by and between Wissahickon Creek LLC, as purchaser, and FS Investment Corporation II, as seller.

10.3	Collateral Management Agreement, dated as of February 19, 2014, by and between Wissahickon Creek LLC and FS Investment Corporation II, as collateral manager.

10.4	Securities Account Control Agreement, dated as of February 19, 2014, by and among Wissahickon Creek LLC, as pledgor, Wells Fargo Bank, National Association, as collateral agent, and Wells Fargo Bank, National Association, as securities intermediary.

10.5	Loan Financing and Servicing Agreement, dated as of February 20, 2014, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto.

10.6	Sale and Contribution Agreement, dated as of February 20, 2014, by and between Darby Creek LLC, as purchaser, and FS Investment Corporation II, as seller.

10.7	Investment Management Agreement, dated as of February 20, 2014, by and between Darby Creek LLC and FS Investment Corporation II, as investment manager.

10.8	Securities Account Control Agreement, dated as of February 20, 2014, by and among Darby Creek LLC, as pledgor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as securities intermediary.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of FSIC II. Words such as

“believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC II makes with the Securities and Exchange Commission. FSIC II undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	February 25, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan and Servicing Agreement, dated as of February 19, 2014, by and among Wissahickon Creek LLC, as borrower, Wells Fargo Securities, LLC, as administrative agent, Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, and the other lenders and lender agents from time to time party thereto.

10.2	Purchase and Sale Agreement, dated as of February 19, 2014, by and between Wissahickon Creek LLC, as purchaser, and FS Investment Corporation II, as seller.

10.3	Collateral Management Agreement, dated as of February 19, 2014, by and between Wissahickon Creek LLC and FS Investment Corporation II, as collateral manager.

10.4	Securities Account Control Agreement, dated as of February 19, 2014, by and among Wissahickon Creek LLC, as pledgor, Wells Fargo Bank, National Association, as collateral agent, and Wells Fargo Bank, National Association, as securities intermediary.

10.5	Loan Financing and Servicing Agreement, dated as of February 20, 2014, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto.

10.6	Sale and Contribution Agreement, dated as of February 20, 2014, by and between Darby Creek LLC, as purchaser, and FS Investment Corporation II, as seller.

10.7	Investment Management Agreement, dated as of February 20, 2014, by and between Darby Creek LLC and FS Investment Corporation II, as investment manager.

10.8	Securities Account Control Agreement, dated as of February 20, 2014, by and among Darby Creek LLC, as pledgor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as securities intermediary.